INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES [Abstract]
INCOME TAXES
NOTE 11:-     INCOME TAXES

a.
Measurement of taxable income under the Income Tax (Inflationary Adjustments) Law, 1985:

Results for tax purposes are measured in terms of earnings in NIS after certain adjustments for increases in Israeli Consumer Price Index (the "Israeli CPI"). As explained in Note 2b, the financial statements are measured in U.S. dollars. The difference between the annual change in Israeli CPI and in the NIS/dollar exchange rate causes a further difference between taxable income and the income before taxes shown in the financial statements. In accordance with paragraph 9(f) of ASC 740, the Company has not provided deferred income taxes on the difference between the functional currency and the tax basis of assets and liabilities.

According to the law, until 2007 the results for tax purposes were adjusted for changes in the Israeli CPI.

In February 2008 the "Knesset" (Israeli parliament) passed an amendment to the Income Tax (Inflationary Adjustments) Law, 1985, which limits the scope of the law starting 2008 and thereafter. Starting 2008 the results for tax purposes are measured in nominal values, excluding certain adjustments for changes in the Israeli CPI carried out in the period up to December 31, 2007. The amendment to the law includes, inter alia, the elimination of the inflationary additions and deductions and the additional deduction for depreciation starting 2008.

b.
Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the "Law"):

According to the Law, the Company is entitled to various tax benefits by virtue of the "approved enterprise" and/or "beneficiary enterprise" status granted to part of their enterprises, as implied by this Law. The principal benefits by virtue of the Law are:

According to the provisions of the Law, the Company has chosen to enjoy the "Alternative" track. Under this track, the Company is tax exempt in the first two years of the benefit period and subject to tax at the reduced rate of 10%-25% for a period of several years for the remaining benefit period.

Another condition for receiving the benefits under the alternative track is a minimum qualifying investment. This condition requires an investment in the acquisition of productive assets such as machinery and equipment which must be carried out within three years. The minimum qualifying investment required for setting up a plant is NIS 300 thousand. As for plant expansions, the minimum qualifying investment is the higher of NIS 300 thousand and an amount equivalent to the "qualifying percentage" of the value of the productive assets. Productive assets that are used by the plant but not owned by it will also be viewed as productive assets. The Company was eligible under the terms of minimum qualifying investment and elected 2006 and 2009 as its "years of election".

The qualifying percentage of the value of the productive assets is as follows:

The value of productive assets before the expansion (NIS in millions)	The new proportion that the required investment bears to the value of productive assets

Up to NIS 140	12%
NIS 140 - NIS 500	7%
More than NIS 500	5%

The income qualifying for tax benefits under the alternative track is the taxable income of a company that has met certain conditions as determined by the Law ("a beneficiary company"), and which is derived from an industrial enterprise. The Law specifies the types of qualifying income that is entitled to tax benefits under the alternative track with respect of an industrial enterprise, whereby income from an industrial enterprise includes, among others, revenues from the production and development of software products and revenues from industrial research and development activities performed for a foreign resident (and approved by the Head of the Administration of Industrial Research and Development).

The benefit period starts with the first year the beneficiary enterprise earns taxable income, provided that 14 years have not passed since the approval was granted and 12 years have not passed since the enterprise began operating. In respect of expansion programs pursuant to Amendment No. 60 to the Law, the benefit period starts at the later of the year elected and the first year the Company earns taxable income provided that 12 years have not passed since the beginning of the year of election. The respective benefit period has not yet begun.

The above benefits are conditional upon the fulfillment of the conditions stipulated by the Law, regulations published thereunder and the letters of approval for the investments in the approved enterprises, as above. Non-compliance with the conditions may cancel all or part of the benefits and refund of the amount of the benefits, including interest. The management believes that the Company is meeting the aforementioned conditions.

The Company is also a "foreign investors' company", as defined by the Capital Investments Law, and, as such, is entitled to a 10-year period of benefits and may be entitled to reduced tax rates of between 10% to 25% (depending on the percentage of foreign ownership in each tax year).

Income from sources other than the "Approved Enterprise" and "Beneficiary Enterprise" during the benefit period will be subject to the tax at the regular tax rate.

Amendments to the Law:

In December 2010, the "Knesset" (Israeli Parliament) passed the Law for Economic Policy for 2011 and 2012 (Amended Legislation), 2011, which prescribes, among others, amendments to the Law. The amendment became effective as of January 1, 2011. According to the amendment, the benefit tracks in the Law were modified and a flat tax rate applies to the Company's entire preferred income. The Company will be able to opt to apply (the waiver is non-recourse) the amendment and from then on it will be subject to the amended tax rates that are: 2011 and 2012 - 15% (in development area A - 10%), 2013 and 2014 - 12.5% (in development area A - 7%) and in 2015 and thereafter - 12% (in development area A - 6%).

The Company examined the possible effect of the amendment on the financial statements, if at all, and at this time do not believe it will opt to apply the amendment.

In November 2012, the Knesset passed Amendment No. 69 to the Investment Law (the "Trapped Earnings Law") which provides a temporary, partial, relief from taxation on a distribution from exempt income for companies which elect the relief through November 2013. The Trapped Earnings Law allows a company to qualify a portion of its exempt income ("Elected Earnings") for a reduced tax rate ranging between 17.5% and 6%. While the reduced tax is payable within 30 days of election, an electing company is not required to actually distribute the Elected Earnings within a certain period of time. The applicable rate is based on a linear formula involving the portion of Elected Earnings to exempt income and the applicable tax rate prescribed in the Investment Law. A company electing to qualify its exempt income must undertake to make designated investments in productive fixed assets, research and development, or wages of new employees ("Designated Investment"). The Designated Investment amount is defined by a formula which considers the portion of Elected Earnings to the exempt income and the applicable tax rate prescribed by the Investment Law.

In addition to the reduced tax rate a distribution of Elected Earnings would be subject to a 15% withholding tax. The Trapped Earnings Law provides an exemption from the 15% withholding tax for a distribution to an Israeli resident company from companies which have elected the Privileged Enterprise status and waived their Approved Enterprise and privileged Enterprise Status through June 2015.

At this time the Company does not believe the amendment has any possible effect on the financial statements.

c.             Tax benefits under the Law for the Encouragement of Industry (Taxation), 1969:

Management believes that the Company currently qualifies as an "industrial company" under the above law and as such, enjoys tax benefits, including:

(1)	Deduction of purchase of know-how and patents and/or right to use a patent over an eight-year period;

(2)	The right to elect, under specified conditions, to file a consolidated tax return with additional related Israeli industrial company and an industrial holding company; and

(3)	Accelerated depreciation rates on equipment and buildings.

The Company currently qualifies as an "industrial company" under the above law and, as such, is entitled to certain tax benefits, mainly accelerated depreciation of machinery and equipment, and the right to claim public issuance expenses over three years, as a deduction for tax purposes.

d.             Net operating losses carryforward and capital loss:

As of December 31, 2012, the Company's net operating losses carryforward and capital loss for tax purposes in Israel amounted to approximately $ 152 and $ 4 million, respectively. These net operating losses may be carried forward indefinitely and may be offset against future taxable income. The Company expects that during the period in which these tax losses are utilized its income will be substantially tax-exempt.

Compugen Inc. is subject to U.S. income taxes. As of December 31, 2012, Compugen Inc. has net operating loss carryforwards for federal income tax purposes of approximately $ 15 million which expires in the years 2018 to 2032. Compugen Inc. also has net operating loss carryforwards for state income tax purposes of approximately $ 659 which expires in the years 2013 to 2032. Utilization of the U.S. net operating losses may be subject to substantial annual limitation due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

e.              Loss before taxes is comprised as follows:

	Year ended December 31,
	2012	2011	2010

Domestic (Israel)	$13,370	$12,004	$7,203
Foreign	258	-	-

	$13,628	$12,004	$7,203

f.              Deferred taxes:

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company and its subsidiary's deferred tax assets are comprised of operating loss carryforward and other temporary differences. Significant components of the Company and its subsidiary's deferred tax assets are as follows:

	December 31,
	2012	2011

Accrued social benefits	$124	$99
Research and development credit	2,300	1,686
Capital funding raise credit	12	14
Operating loss carryforward	43,297	40,890

Net deferred tax asset before valuation allowance	45,733	42,689
Valuation allowance	(45,733)	(42,689)

Net deferred tax asset	$-	$-

The Company and its subsidiary have provided full valuation allowances in respect of deferred tax assets resulting from operating loss carryforward and other temporary differences. Management currently believes that since the Company and its subsidiary have a history of losses it is more likely than not that the deferred tax regarding the loss carryforward and other temporary differences will not be realized in the foreseeable future.

g.
Reconciliation of the theoretical tax expense (benefit) to the actual tax expense (benefit):

The main reconciling items between the statutory tax rate of the Company and the effective tax rate are the non-recognition of tax benefits from accumulated net operating losses carryforward among the Company and  subsidiary due to the uncertainty of the realization of such tax benefits and the effect of "approved" and "beneficiary" enterprise.

h.	Tax rates applicable to the income of the Company:

On December 5, 2011, the Israeli Parliament (the Knesset) passed the Law for Tax Burden Reform (Legislative Amendments), 2011 ("the Law") which, among others, cancels effective from 2012, the scheduled progressive reduction in the corporate tax rate. The Law also increases the corporate tax rate to 25% in 2012. In view of this increase in the corporate tax rate to 25% in 2012, the real capital gains tax rate and the real betterment tax rate were also increased accordingly.